UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 19, 2009
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Payments Under the 2008 Executive Performance Incentive Plan
     On February 19, 2009, the independent directors of the board of directors of I-Flow Corporation (the “Company”) approved, on the recommendation of the compensation committee, payouts under the 2008 Executive Performance Incentive Plan (the “2008 EPIP”) to Donald M. Earhart (the Company’s Chairman, President and Chief Executive Officer), James J. Dal Porto (the Company’s Executive Vice President and Chief Operating Officer) and James R. Talevich (the Company’s Chief Financial Officer), each of whom participated in the 2008 EPIP. As previously disclosed in the Company’s Form 8-K filed on February 26, 2008, the 2008 EPIP identified predetermined performance goals and target awards. Subject to achievement of those goals, the participants in the 2008 EPIP could earn cash bonuses and equity awards. A summary of the terms of the 2008 EPIP was filed as Exhibit 10.7 to the Form 8-K filed by the Company on February 26, 2008.
     After the completion of fiscal year 2008, the compensation committee reviewed the executive officers’ and the Company’s performance in light of the predetermined goals set forth in the 2008 EPIP. On February 19, 2009, the independent directors of the board of directors approved the following payments under the 2008 EPIP:
     Donald M. Earhart. As a result of his and the Company’s performance in fiscal year 2008, the compensation committee recommended, and the independent directors determined, that Mr. Earhart was entitled to receive a bonus of $162,853 in cash and 30,047 shares of restricted stock.
     James J. Dal Porto. As a result of his and the Company’s performance in fiscal year 2008, the compensation committee recommended, and the independent directors determined, that Mr. Dal Porto was entitled to receive a bonus of $108,569 in cash and 20,031 shares of restricted stock.
     James R. Talevich. As a result of his and the Company’s performance in fiscal year 2008, the compensation committee recommended, and the independent directors determined, that Mr. Talevich was entitled to receive a bonus of $54,285 in cash and 10,016 shares of restricted stock.
     For all three executive officers, the restrictions on the restricted stock will lapse with respect to 50% of the shares on the first anniversary of the grant date and with respect to the remaining 50% of the shares on the second anniversary of the grant date. A form of the restricted stock agreement used in connection with the grants of shares of restricted stock was filed as Exhibit 10.8 to the Form 8-K filed by the Company on March 1, 2006 and is incorporated by reference herein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 25, 2009

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

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